Exhibit 10.1

                     MULTI-MEDIA/CORPORATE IMAGING AGREEMENT

This Agreement is hereby entered effective this 7th day of December 2001 between Dimensional Vision Inc. (OTCBB: DVUI) the ("Client"), David W. Keaveney and Jason M. Genet (the "Members").

                                    RECITALS

Client is retaining Members for the completion of two phases. PHASE ONE: Create Multimedia CD ROM, Corporate Imaging and Marketing Material ("New Product") and PHASE TWO: Make reasonable effort to assist Client to organize, produce and supervise corporate imaging as approved by Client. To complete both PHASE ONE and PHASE TWO it is mutually agreed the total cost (the "Fee") of Three Hundred and Fifty Thousand Dollars ($350,000) may be satisfied by cashiers check or Three Hundred and Fifty Thousand Dollars ($350,000) in shares of common stock of Client ("Shares") registered with the Securities and Exchange Commission ("SEC") on Form S-8 representing 5,000,000 Shares priced at $.07 per Share (bid price the day of this Agreement). It is understood that if the Share price falls below $.07, Client will deliver additional Shares to compensate for decreased Share price for a period of six months from the date of this Agreement. It is also understood that if the Share price increase above $.07 per Share, Members shall return to Client any remaining Shares for a period of six months from the date of this Agreement. Both Client and Members agree that payment for these services will be made in four (4) installments as described herein.

With respect to providing the services, Members agree to make themselves available for reasonable amounts of time and upon reasonable notice, devote reasonable and good faith attention to Client's needs. Specific assignments, however, will be mutually agreed upon and may incur additional fees to the Client but not over the cost of $500 with out prior consent from Client. It is understood that Members do not perform investment advisory services and/or advise any person or entity to buy or sell the Client's stock. Members are providing bona fide services and are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Client's securities.

"Statement of Work" which is attached, provides a descriptive outline of the "New Product."

1.   INDEPENDENT CONTRACTOR STATUS

Members are acting as independent contractors, and not as employees or partner of the Client. As such, neither party has the authority to bind the other, nor make any unauthorized representations on behalf of the other.

2.   COMPENSATION, PHASE ONE

Prior to beginning PHASE ONE, (see "Statement of Work," attached), at Client's election, Client agrees to compensate Members $87,500 in form of cashiers check or 1,250,000Shares registered with the SEC on Form S-8. In addition, the Client shall reimburse Members for their out-of-pocket expenses related to or regarding its efforts on behalf of the Client for including, but not limited to, telecommunication, travel, third-party advertising, production costs, postage and mail processing. Upon completion of PHASE ONE, Client agrees to deliver to Members an additional $87,500 or 1,250,000 Shares registered with the SEC on Form S-8.

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3.   COMPENSATION, PHASE TWO

Prior to beginning PHASE TWO, (see "Statement of Work," attached), at Client's election, Client agrees to compensate Members $87,500 in form of cashiers check or 1,250,000 Shares registered with the SEC on Form S-8. Upon completion of PHASE TWO, Client agrees to make final payment of $87,500 or 1,250,000 Shares registered with the SEC on Form S-8 prior to product being delivered to Client.

4.   PAYMENT

Within five (5) business days of the signing of this Agreement, Client agrees to deliver to Members the initial sum of $87,500 or 1,250,000 Shares registered with the SEC on Form S-8 to begin PHASE ONE of this Agreement. If Client is paying with registered Shares, Client agrees that, when received by Members, the above-described Shares shall be validly issued and outstanding, fully paid and nonassessable and will not be subject to any liens or encumbrances and shall be nonrefundable regardless of the circumstances, whether foreseen or unforeseen upon execution and delivery of this Agreement. Client further acknowledges and agrees that the Shares are earned by Members: (1) upon Client's execution and delivery of the Agreement and prior to the provision of any service hereunder;
(2) in part, by reason of Members' agreement to make its resources available to serve Client; and (3) regardless of whether Client seeks to terminate this Agreement prior to Members' delivery of any services hereunder. If Client takes any action to terminate this Agreement or to recover any consideration paid or delivered by Client to Members other than by reason of Members' gross negligence or willful misconduct, Members shall be entitled to all available equitable remedies, consequential and incidental damages and reasonable attorneys' fees and costs incurred as a result thereof, regardless of whether suit is filed and regardless of whether Client or Members prevail in any such suit.

If Client is paying with Shares, within five (5) business days following the signing of this Agreement, Client shall issue the initial 1,250,000 shares equally to Members as follows:

     625,000 to David W. Keaveney; and
     625,000 to Jason M. Genet.

Upon satisfactory completion of PHASE TWO, Client will sign "satisfaction of work" form (delivered to Client upon completion of PHASE TWO). Once Client has proofed all work to be error free, any changes made will result in additional costs. It is strongly recommended that Client carefully review all final proofs prior to signing "satisfaction of work" form. Once Members have received final payment, within five (5) business days, Members will deliver finished product to Clients, at Members expense.

5.   MISCELLANEOUS.

     a. EXPENSES. Each party hereto shall bear their own expenses incurred pursuant to this Agreement except as otherwise specifically set forth herein.

     b. ENTIRE AGREEMENT. This Agreement, together with the Schedules and Exhibits referred to herein which are incorporated herein by this reference, and the agreements referred to herein, shall constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby.

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     c.  CONSTRUCTION.  The parties  hereto agree that this  Agreement  shall be construed in accordance with the laws of the State of California without giving effect to its principles of conflicts of laws. The parties irrevocably consent to the jurisdiction of the courts of the state of California, county of Orange for resolution of any and all claims and disputes arising out of this Agreement.

     d. INVALID PROVISIONS. If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance wherefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically by the Company as a part hereof a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     e. NUMBER AND GENDER OF WORDS. When the context so requires in this Agreement, words of gender shall include either or both of the other genders and the singular number shall include the plural.

     f. ASSIGNMENT. This Agreement shall be binding upon the parties hereto, their successors and assigns, and prior to the Closing Date shall not be assignable without the express written consent of all parties hereto.

     g. AMENDMENTS. This Agreement may be amended only by a written agreement executed by all of the parties hereto.

     h. NOTICES. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

          To:      "Client"         Dimensional Visions Incorporated
                                    Attention: John D. McPhilimy, President
                                    2301 West Dunlap, Suite 207
                                    Phoenix, AZ  85021
                                    Facsimile No.: (602) 997-5658

          To:      "Members"        David W. Keaveney
                                    3550 N. Central Avenue S-1000
                                    Phoenix, AZ 85012

                                    Jason M. Genet
                                    3550 N. Central Avenue S-1000
                                    Phoenix, AZ 85012

          With a copy to:           Senn Palumbo Meulemans, LLP
                                    18301 Von Karman Avenue, Suite 850
                                    Irvine, California  92612
                                    Attention: Lynne Bolduc, Esq.
                                    Fax: 949/251-1331

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     The persons and  addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven business days after deposit thereof in the United States mail.

     i. AUTHORITY. Each party executing this Agreement warrants his authority to execute this Agreement.

     j. COUNTERPARTS. This Agreement may be executed in several counterparts and it shall not be necessary for each party to execute each of such counterparts, but when all of the parties have executed and delivered one of such counterparts, the counterparts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each party in accordance with its terms.

     k. FACSIMILE SIGNATURES. The parties hereto agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals. The parties further agree that within ten days following the execution of this Agreement, they shall exchange original signature pages.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.

IF THE FOREGOING IS AGREEABLE, PLEASE INDICATE YOUR APPROVAL BY SIGNING AND DATING BELOW AND RETURNING BY FAX OR MAIL.


Signed: /s/ David W. Keaveney               Signed: /s/ John D. McPhilimy
        ---------------------------                 ----------------------------

Dated:  December 10, 2001                   Dated:  December 10, 2001
        ---------------------------                 ----------------------------

        David W. Keaveney                   Title:  President
        ---------------------------                 ----------------------------

        Member                              Company: Dimensional Visions
                                                     Incorporated


Signed: /s/ Jason M. Genet
        ---------------------------

Dated:  December 10, 2001
        ---------------------------

        Jason M. Genet
        ---------------------------

        Member

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                                  (ATTACHMENT)


                              "STATEMENT OF WORK"


Below are the detailed services associated with performing PHASE ONE and PHASE TWO as agreed to in this contract.


                                    PHASE ONE

     *    Due Diligence

     *    DESIGN REVIEW

     *    Story Board CDROM

     *    Gather content

     *    Travel for Photo shoot and video production

     *    One-page corporate fact sheet (blocks of 1,000) insert for case

     * Building of Mini CD ROM Business Cards (blocks of 1,000) specific to one product (Additional cards can be produced)

     *    Label inserts for DVD Cases (blocks of 1,000)

     *    Silk-Screen (blocks of 1,000) CD ROMS

     *    Burning of CD ROM (blocks of 1,000)


                               Attachment I of II

                                    PHASE TWO


     *    Co-create Marketing Plan

     *    Assist in the dissemination and marketing of "New Product"

     *    Organize, produce and supervise corporate imaging

     *    Advertising and marketing of "New Product"

                         * BUILD OF CORPORATE FACT SHEET

     *    Story Board Webmercial; 30 - 60 seconds in length

     *    Create CD Cover

     *    Create Logo

     *    Create Insert Sleeve

     *    Create  Multimedia  CD ROM to  include  Flash  Application  (blocks of
          1,000)

     *    Assist in marketing and distribution; domestic and global

     *    Organize, produce and supervise corporate imaging

                               Attachment II of II